UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 30, 2022

CREATIVE REALITIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13100 Magisterial Drive, Suite 100, Louisville, KY	40223
(Address of principal executive offices)	(Zip Code)

(502) 791-8800

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CREX	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	CREXW	The Nasdaq Stock Market LLC

Item 1.01 Entry into Material Definitive Agreement.

Effective June 30, 2022, the Company amended the terms of the 5,194,495 warrants previously issued to its creditor, Slipstream Communications, LLC (“Slipstream”), and the 8,566,505 warrants previously issued to an investor of the Company, Armistice Capital Master Fund Ltd. (“Investor”). The amendments to such warrants removes the holder’s option to exercise such warrants on a cashless basis utilizing the volume weighted average price (VWAP) of the Company’s common stock on the trading day immediately preceding the date of a notice of cashless exercise in certain circumstances, and removes the condition to exercising such warrants that the Company’s shareholders approve the exercise thereof (which has already been obtained). The amendments to the warrants also extend the term of such warrants for an additional one year, such that 7,166,505 of the Investor’s warrants will expire on February 3, 2028, and Slipstream’s 5,194,495 warrants and the Investor’s remaining 1,400,000 warrants will expire on February 17, 2028. The foregoing amendments to the warrants are intended to cause such warrants to be accounted for as equity instruments on the Company’s financial statements.

The foregoing description of the amendments to the warrants are not complete descriptions thereof and are qualified in their entireties by reference to the full text of such documents filed as Exhibits 10.1, 10.2, and 10.3 to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 related to the issuance of the amended warrants are hereby incorporated by reference into this Item 3.02.

Based in part upon the representations of Slipstream and the Investor, the offering and sales of the amended warrants are exempt from registration under Section 4(a)(2) of the Securities Act. The issuance of the amended warrants by the Company will not be registered under the Securities Act or any state securities laws and neither of the warrants, nor the Company common stock issuable pursuant thereto, may be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The offering and issuance of such warrants did not involve a public offering and were made without general solicitation or general advertising.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Lender Warrant dated June 30, 2022.
10.2	Investor Warrant dated June 30, 2022 (7,166,505 shares)
10.3	Investor Warrant dated June 30, 2022 (1,400,000 shares)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creative Realities, Inc.
(Registrant)

Date: July 6, 2022	By:	/s/ Will Logan
Will Logan Chief Financial Officer

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